UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.  )

Filed by the Registrant		☒
Filed by a party other than the Registrant		☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

BayCom Corp
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 16, 2020. C/O PACIFIC STOCK TRANSFER COMPANY 6725 VIA AUSTI PKWY, SUITE 300 LAS VEGAS, NV 89119 «NAME1_____» «NAME2_____» «ADDRESS1__» «ADDRESS2__» «CITY______», «STATE_____» «ZIP_______» Meeting Information Meeting Type: Annual Meeting For holders as of: April 24, 2020 Date: June 16, 2020 Time: 2:30 p.m., Pacific Time Location: BayCom Corp Board Room 500 Ygnacio Valley Road, Suite 200 Walnut Creek, California, 94596 You are receiving this communication because you hold shares in BayCom Corp (the “Company”). This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.annualgeneralmeetings.com/BayCom or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Visit: www.annualgeneralmeetings.com/Baycom. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.annualgeneralmeetings.com/BayCom 2) BY TELEPHONE: 1-800-785-7782 3) BY E-MAIL*: info@pacificstocktransfer.com * If requesting materials by e-mail, please put BayCom Annual Meeting in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 2, 2020 to facilitate

How To Vote Please Choose One of the Following Voting Methods Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Lloyd W. Kendall, Jr. 02) George J. Guarini 03) James J. Camp 04) Hapreet S. Chaudhary 05) Rocco Davis 06) Malcom F. Hotchkiss 07) Robert G. Laverne, MD 08) Syvia L. Magid 09) David M. Spatz The Board of Directors recommends you vote FOR the following proposal: 2. Amendment to the Company’s Bylaws to increase the range of authorized directors to a minimum of seven (7) and a maximum of thirteen (13). 3. Ratification of the appointment of Moss Adams, LLP as the independent registered public accounting firm for the year ending December 31, 2020 NOTE: Such other business as may properly come before the annual meeting or any adjournment or postponement thereof. CONTROL ID: SAMPLE 999999X Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote your shares. Vote By Internet: To vote now by Internet, go to https://pst.simplyvoting.com. Have the control ID that is printed below and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.